Exhibit 10.46
THIRD OMNIBUS AMENDMENT AND
REAFFIRMATION OF LOAN DOCUMENTS
     This Third Omnibus Amendment and Reaffirmation of Loan Documents (this “Amendment”) is dated as of the 6th day of July, 2010 (the “Effective Date”) by and among TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership having an address of 1900 Main Street, Suite 700, Irvine, California 92614 (“Borrower”), TNP Strategic Retail Trust, Inc., a Maryland corporation having an address of 1900 Main Street, Suite 700, Irvine, California 92614 (the “REIT”), Thompson National Properties, LLC, a Delaware limited liability company having an address of 1900 Main Street, Suite 700, Irvine, California 92614 (“TNP”), Anthony W. Thompson, an individual having an address of 1900 Main Street, Suite 700, Irvine, California 92614 (“Thompson”, and together with the REIT and TNP, the “Guarantors” and individually, a “Guarantor”), TNP SRT Northgate Plaza Tucson Holdings, LLC, a Delaware limited liability company, having an address of 1900 Main Street, Suite 700, Irvine, California 92614 (the “Northgate Intermediate Entity”, and together with the Borrower and the Guarantors, the “Loan Parties” and individually, a “Loan Party”), and KeyBank National Association, a national banking association having a principal place of business at 225 Franklin Street, 18th Floor, Boston, Massachusetts 02110, as agent (in such capacity, “Agent”) for itself and any other lenders who become lenders under the Credit Agreement (as hereinafter defined) collectively referred to as “Lenders” and each individually referred to as a “Lender”).
Witnesseth That:
     WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Revolving Credit Agreement dated as of November 12, 2009, as amended by that certain Omnibus Amendment and Reaffirmation of Loan Documents dated as of January 12, 2010 among the Borrower, the Guarantors and the Agent (the “First Omnibus Amendment”), as amended by that certain Second Omnibus Amendment and Reaffirmation of Loan Documents dated as of June 3, 2010 among the Borrower, the Guarantors and the Agent (the “Second Omnibus Amendment”, and together with the First Omnibus Amendment, the “Omnibus Amendments” and individually, an “Omnibus Amendment”) (and as further amended, restated and/or modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Lenders agreed to provide to the Borrower a revolving credit facility in the maximum principal amount of $15,000,000, and which obligations of the Borrower to the Lenders under the Credit Agreement are evidenced by, among other things, that certain Revolving Credit Note dated as of November 12, 2009 by the Borrower in favor of the Lenders and in the original principal amount of $15,000,000 (as amended by the Omnibus Amendments and as further amended, restated and/or modified from time to time, the “Note”), and are secured by, among other things, (a) that certain Pledge and Security Agreement dated as of November 12, 2009 by the Borrower in favor of the Agent for the benefit of the Lenders (as amended by the Omnibus Amendments and as further amended, restated and/or modified from time to time, the “Borrower Pledge Agreement”), (b) that certain Guaranty Agreement dated as of November 12, 2009 by the Guarantors in favor of the Agent for the benefit of the Lenders (as amended by the Omnibus Amendments and as further amended, restated and/or modified from time to time, the “Guaranty”), and (c) that certain Pledge and Security Agreement dated as of November 12, 2009 by the REIT in favor of the Agent for the benefit of the Lenders (as amended by the Omnibus Amendments and as further amended, restated and/or modified from time to time, the “REIT Pledge Agreement”);
     WHEREAS, in accordance with the terms and provisions of the Credit Agreement and the related Loan Documents (as defined in the Credit Agreement), the Borrower, from time to time, may acquire Properties (as defined in the Credit Agreement) and/or direct or indirect Equity Interests in various Entities (as defined in the Credit Agreement);

     WHEREAS, in connection with the acquisition of each Property and/or Equity Interests in an Entity, the Borrower has agreed to amend and supplement certain of the provisions, exhibits and schedules attached to the Credit Agreement and related Loan Documents;
     WHEREAS, the Borrower holds 100% of the Equity Interests in and to the Northgate Intermediate Entity, which Northgate Intermediate Entity holds 100% of the Equity Interests in and to TNP SRT Northgate Plaza Tucson, LLC, a Delaware limited liability company (the “Northgate Entity”);
     WHEREAS, pursuant to that certain Real Estate Purchase Agreement and Escrow Instructions dated as of April 6, 2010 (as amended from time to time) between the Northgate Entity (as assignee of TNP Acquisitions, LLC) and Crestline Investments, LLC, an Arizona limited liability company (the “Northgate Seller”), the Northgate Seller has agreed to sell, transfer and convey to the Northgate Entity, all of the Northgate Seller’s right, title and interest in and to the real property and improvements situated in the City of Tucson, County of Pima, State of Arizona and commonly known as “Northgate Plaza Shopping Center” (the “Northgate Property”);
     WHEREAS, Thrivent Financial for Lutherans, a Wisconsin corporation (the “Assumption Lender”) previously made a mortgage loan to the Northgate Seller in the original principal amount of $5,300,000 (the “Northgate Loan”), which Northgate Loan is evidenced by certain loan documents executed and delivered by the Northgate Seller to the Assumption Lender and more particularly described in the Assumption Agreement (as hereinafter defined) (collectively, the “Northgate Original Loan Documents”);
     WHEREAS, in connection with the acquisition of the Northgate Property, the Northgate Entity, the Assumption Lender and the Northgate Seller have entered into that certain Assumption and Second Modification Agreement dated on or about even date herewith (the “Assumption Agreement”, and together with the Northgate Original Loan Documents, the “Northgate Loan Documents”), pursuant to which the Northgate Entity agrees to assume all of the obligations of the Northgate Seller to the Assumption Lender under the Northgate Original Loan Documents;
     WHEREAS, in connection with the foregoing, the Borrower has requested, and the Agent has agreed to provide, certain amendments to the Loan Documents, all upon the terms and provisions more particularly set forth in this Amendment.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Loan Documents and agree as follows:
     1. Recitals and Definitions. The foregoing recitals are hereby incorporated by reference as if set forth at length herein. Capitalized terms used herein without definition shall have the meaning assigned to such terms in the Credit Agreement.
     2. Amendments to Credit Agreement. As of the Effective Date, each of the Loan Parties and the Agent agree that:
          (a) As of the date hereof, the Borrower has requested an advance in the original principal amount of One Million Nine Hundred Thousand and No/100 Dollars ($1,900,000) (the “Northgate Loan”), which Northgate Loan will be used by the Borrower (and/or the Northgate Entity) to fund a portion of the acquisition costs and expenses related to the acquisition of the Northgate Property. The Northgate Property does not satisfy the provisions of Section 2.7.1(b) of the Credit Agreement (related to the loan to value for the Proposed Property), as more particularly set forth in that certain

Request for Advance dated June 30, 2010. Notwithstanding the foregoing, the Agent has agreed to advance the Northgate Loan, upon the following terms and conditions:
          (i) The Northgate Loan, together with all interest, fees and expenses related to the Northgate Loan, shall be due and payable in full on or before August 6, 2010.
          (ii) For the avoidance of doubt, and for all other purposes of the Loan Documents, the Northgate Loan shall constitute an “Obligation” and a “Loan” under the terms and provisions of the Credit Agreement and the Loan Documents, and shall be secured by, and be entitled to the benefits of, the Security Documents, the Loan Documents and any other document and agreement executed in connection with any of the foregoing.
          (b) Pursuant to the terms of the Credit Agreement, upon the Borrower’s direct or indirect acquisition of an Entity and/or a Property, the Borrower agrees to update certain of the exhibits and schedules to the Credit Agreement. Accordingly, Exhibits B, C and E to the Credit Agreement are hereby amended and supplemented by adding thereto the information set forth on Schedule 1 attached to this Amendment, which information is true, correct and complete as of the Effective Date.
     3. Amendment to the Borrower Pledge Agreement. As of the Effective Date, each of the Loan Parties and the Agent agree that:
          (a) Contemporaneous with the execution and delivery of this Amendment, the Borrower is executing and delivering to the Agent a certain Addendum (as defined in the Borrower Pledge Agreement) to the Borrower Pledge Agreement, and which Addendum is attached hereto as Schedule II and is hereby made a part hereof. As of the Effective Date, Exhibit A to the Borrower Pledge Agreement is hereby amended and supplemented to add thereto the Equity Interests described and set forth in said Schedule II attached to this Amendment.
          (b) Additionally, contemporaneous with the execution and delivery of this Amendment, the Northgate Intermediate Entity is executing and delivering to the Agent a certain Joinder (as defined in the Borrower Pledge Agreement) to the Borrower Pledge Agreement, and which Joinder is attached hereto as Schedule III and is hereby made a part hereof. As of the Effective Date, Exhibit A to the Borrower Pledge Agreement is hereby further amended and supplemented to add thereto the Equity Interests described and set forth in said Schedule III attached to this Amendment.
          (c) Upon the repayment in full of the obligations due and owing by the Northgate Entity to the Assumption Lender under the Northgate Loan Documents, Exhibit A to the Borrower Pledge Agreement shall automatically be modified, amended and the lien granted to Agent under the Borrower Pledge Agreement shall be deemed to include (all without any further act, action, amendment, modification or alteration to the Borrower Pledge Agreement or any other Loan Document being required), all Equity Interests of (i) the Borrower in and to the Northgate Intermediate Entity and (ii) the Northgate Intermediate Entity in and to the Northgate Entity.
     4. References in Loan Documents. All references in any of the Loan Documents to the “Credit Agreement”, the “Note”, the “Guaranty”, the “Borrower Pledge Agreement”, the “REIT Pledge Agreement” or to the “Loan Documents”, shall, from and after the Effective Date be deemed to mean and refer to the Credit Agreement, the Note, the Guaranty, the Borrower Pledge Agreement, the REIT Pledge Agreement, or such Loan Document (as applicable) as amended and affected by this Amendment. This Amendment shall be deemed to be a “Loan Document” for the purposes of the Credit Agreement and the other Loan Documents.

     5. Ratification by the Loan Parties. (a) Each Loan Party hereby ratifies, affirms and confirms the Loan Documents (as modified by this Amendment), and acknowledges and agrees that the Loan Documents (as modified by this Amendment) remain in full force and effect and are enforceable against such Loan Party and against the Collateral described therein in accordance with their respective terms. Each Loan Party hereby further acknowledges and agrees that, as of the Effective Date, the Loan Documents, as amended by this Amendment, are not subject to any defenses, rights of setoff, claims or counterclaims that might limit the enforceability thereof, the obligations created and evidenced thereby or the terms and provisions thereof.
     (b) In furtherance of the provisions of subsection (a) above, and not in limitation or derogation thereof, by its execution of this Amendment, each Guarantor hereby (a) acknowledges and consents to the terms and provisions of this Amendment; (b) ratifies, affirms and confirms the Guaranty; (c) agrees that the Guaranty is and shall remain in full force and effect and that the terms and provisions of the Guaranty covers and pertains to the Guaranteed Obligations (as defined in the Guaranty), Notes, Credit Agreement and other Loan Documents; (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Guaranty or other obligations created and evidenced by the Guaranty; and (e) certifies that the representations and warranties contained in the Guaranty, the Credit Agreement, and the other Loan Documents with respect to each Guarantor remains the true and correct representations and warranties of such Guarantor as of the Effective Date.
     6. Security and Liens. All Obligations of the Loan Parties under the Loan Documents, each as amended by this Amendment, shall be secured by and be entitled to the benefits of, and the Collateral shall remain in all respects subject to the liens, charges and encumbrances of, the Security Documents and the other Loan Documents, and nothing herein contained, and nothing done pursuant hereto or in connection herewith shall affect or be construed to affect the liens, charges or encumbrances or conveyances effected thereby or the priority thereof or to release or affect the liability of any party or parties whomsoever may now, or hereafter be, liable on account of the Obligations.
     7. No Waiver. This Amendment is only a modification of the Loan Documents and is not intended to, and shall not be construed to, effect a novation of any Loan Document, or to constitute a modification of, or a course of dealing at variance with, the Loan Documents (each as amended by this Amendment), such as to require further notice by Lenders or Agent to require strict compliance with the terms the other Loan Documents in the future.
     8. Representations and Warranties. The Loan Parties hereby warrant that all of the representations and warranties contained in the Loan Documents are true and correct as of the Effective Date and that no Event of Default has occurred and is continuing or would result by the execution of this Amendment which constitutes an Event of Default under the Credit Agreement or any Loan Document or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both. Each Loan Party further represents and warrants that the execution and delivery of this Amendment and all related documents have been duly authorized by each such Loan Party.
     9. Release; Set-off. Each Loan Party hereby unconditionally releases and forever discharges Agent, each Lender and their respective officers, directors, shareholders, and employees from any and all claims, demands, causes of action, expenses, losses and other damages of whatever kind, whether known or unknown, liquidated or unliquidated, at law or in equity, that exists as of the Effective Date in connection with the Credit Agreement, the Loan Documents and any other documents relating thereto.
     10. Miscellaneous. (a) all costs and expenses of Agent, including, without limitation, appraisal fees and reasonable attorney’s fees of counsel to Agent relating to the negotiation, preparation,

execution and delivery of this Amendment and all instruments, agreements and documents contemplated hereby, shall be the responsibility of Borrower; (b) this Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts made and performed within such state; and (c) this Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one agreement binding on the parties hereto, notwithstanding that all parties are not signatories to the same counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or by means of electronic mail (in so-called “pdf”, “TIF” or any similar format) shall be effective as an in-hand delivery of an original executed counterpart hereof.
[The Next Page is the Signature Page]

     IN WITNESS WHEREOF, the Loan Parties and the Agent have caused this Amendment to be duly executed by their respective duly authorized officers, as an instrument under seal, as of the date and year first above written.

BORROWER:	TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, LP, a Delaware limited partnership

	By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

		By	/s/ Christopher S. Cameron

Name Christopher S. Cameron
Title CFO, Secretary

AGENT AND LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Christopher T. Neil

Christopher T. Neil
Senior Relationship Manager

GUARANTORS and OBLIGORS:	TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation

	By:	/s/ Christopher S. Cameron

Print Name: Christopher S. Cameron
Title: CFO, Secretary

THOMPSON NATIONAL PROPERTIES, LLC, a Delaware limited liability company

	By:	/s/ Johna Howard

Print Name: Johna Howard
Title: CFO

/s/ Anthony W. Thompson

Anthony W. Thompson, an individual
** Signatures Continued on Next Page**
[Signature Page to Third Omnibus Amendment and Reaffirmation of Loan Documents]

TNP SRT NORTHGATE PLAZA TUCSON HOLDINGS, LLC, a Delaware limited liability company

By	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

	By	TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

	By:	/s/ Christopher S. Cameron

Print Name: Christopher S. Cameron
Title: CFO, Secretary
[Signature Page to Third Omnibus Amendment and Reaffirmation of Loan Documents]

Schedule 1
     (a) Exhibit B attached to the Credit Agreement is hereby amended and supplemented by adding thereto the following information:

Percentage
	Jurisdiction	Certificate	Nature of	of
	of	Number(s)	Equity	Ownership	Description of any
Name of Entity	Organization	(if any)	Interests	in Entity	Excluded Rights
3.	TNP SRT Northgate Plaza Tucson Holdings, LLC	Delaware	N/A	Membership interests	100%	(a) with respect to 51% of the membership interests, Voting Rights (to the extent that they are Excluded Rights)

(b) with respect to 49% of the membership interests and the economic interests with respect to all membership interests, there are no Excluded Rights

4.	TNP SRT Northgate Plaza Tucson, LLC	Delaware	N/A	Membership interests	100%	(a) with respect to 51% of the membership interests, Voting Rights (to the extent that they are Excluded Rights)

(b) with respect to 49% of the membership interests and the economic interests with respect to all membership interests, there are no Excluded Rights
     (b) Exhibit C attached to the Credit Agreement is hereby amended and supplemented by adding thereto the following information:

			Current Fair	Outstanding	Pending Sales or
		Location of	Market Value	Principal Balance of	Refinancings of
	Name of Entity	Property	of Property	the Property Loan	Property
3.	TNP SRT Northgate Plaza Tucson, LLC	Tucson, Arizona	$8,142,270.00	$4,422,000.00	None
     (c) Exhibit E attached to the Credit Agreement is hereby amended and supplemented by adding thereto the following information:

Location of
	Name of Entity	Property	Environmental Reports
3.	TNP SRT Northgate Plaza Tucson, LLC	Tucson, Arizona	Phase I Environmental Site Assessment dated as of May 25, 2010, prepared by CB Richard Ellis, Inc. for TNP Acquisitions, LLC

Schedule II
Pledge Agreement Addendum
to Borrower Pledge and Security Agreement
     The undersigned, being the Grantor under that certain Pledge and Security Agreement dated as of November 12, 2009 (as amended, restated and/or modified from time to time, the “Agreement”) in favor of KeyBank National Association, as Agent (“Agent”), by executing this Pledge Agreement Addendum, hereby acknowledges that Grantor legally and beneficially owns all of the Equity Interests in and to the Entity (or Entities) described below. Grantor hereby agrees and acknowledges that (a) the Equity Interests described below constitute “Collateral” for purposes of the Agreement, and shall be governed by, and subject to all of the terms, provisions and conditions of the Agreement, (b) Grantor hereby grants to the Agent, for the benefit of itself and the Lenders, a security interest in all of the Collateral of the Grantor on the terms and conditions set forth in the Agreement, (c) that this Addendum constitutes a “Pledge Agreement Addendum” for purposes of the Agreement and that the Agreement is hereby amended to include the hereinafter described Equity Interests and Collateral, and (d) that after giving effect to this Addendum, the representations and warranties set forth in the Agreement are materially true, complete and correct as of the date hereof. Capitalized terms used in this Addendum without definition shall have the meanings assigned to such terms in the Agreement.

		Certificate	Nature of	Percentage of
	Jurisdiction of	Number(s)	Equity	Ownership	Description of any
Name of Entity	Organization	(if any)	Interests	in Entity	Excluded Rights
TNP SRT Northgate Plaza Tucson Holdings, LLC	Delaware	None	Membership Interests	TNP Strategic Retail Operating Partnership, LP holds 100% of the membership interests in the Entity	(a) with respect to 51% of the membership interests, Voting Rights (to the extent that they are Excluded Rights)

(b) with respect to 49% of the membership interests and the economic interests with respect to all membership interests, there are no Excluded Rights
The Next Page is the Signature Page

     IN WITNESS WHEREOF, Grantor has executed this Addendum this 1st day of July, 2010.

Grantor:

TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

	By:	/s/ Christopher S. Cameron

Print Name: Christopher S. Cameron
Title: CFO, Secretary
[for Grantor]
STATE OF

COUNTY OF

     On                                          , 2010, before me, the undersigned notary public, personally appeared                     , the                      of TNP Strategic Retail Trust, Inc., a Maryland corporation, the general partner of TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership proved to me through satisfactory evidence of identification, being (check whichever applies): ☐ driver’s license or other state or federal governmental document bearing a photographic image, ☐ oath or affirmation of a credible witness known to me who knows the above signatory, or ☐ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him/her voluntarily in said capacity and the free act and deed of said corporation and limited partnership, for its stated purpose.

Notary Public
Print Name

My Commission Expires

[SEAL]
[Signature Page to Borrower Pledge Agreement Addendum]

Consent, Acknowledgement and Agreement of
TNP SRT NORTHGATE PLAZA TUCSON HOLDINGS, LLC
     Reference is made to that certain Pledge and Security Agreement dated as of November 12, 2009 by TNP Strategic Retail Operating Partnership, LP (the “Grantor”) to KeyBank National Association (“Agent”), for itself and the Lenders (as defined therein) (as amended, restated and/or modified from time to time, the “Agreement”).
     TNP SRT NORTHGATE PLAZA TUCSON HOLDINGS, LLC, a Delaware limited liability company (the “Entity”), hereby consents to the foregoing Pledge Agreement Addendum, with the express confirmation, warranty and representation that all restrictions on the transfer of the Collateral as set forth in the Entity Governance Documents (if any), have been waived to permit this pledge and grant of security interest and any subsequent foreclosure or other disposition of the Collateral by Agent in accordance with the terms and agreements set forth above, and with the express grant to Agent and any agent of Agent of the power of attorney set forth in Section 10 of the Agreement. Entity represents that it has not opted into Article 8 of the applicable Uniform Commercial Code for the Entity and agrees that the Entity Governance Documents for the Entity shall not be amended to insert such a provision without the prior written consent of Agent. Entity hereby acknowledges receipt of notice of the pledge and collateral assignment of the Collateral effected hereby and hereby agrees to register the Collateral as subject to the security interests and collateral assignments effected hereby. The Grantor has irrevocably authorized the Entity to accept and act upon, and the Entity hereby agrees to accept and act upon, all instructions and directions given by Agent to the Entity with respect to the Collateral in accordance with the Agreement and the Pledge Agreement Addendum without the necessity of further authorization or consent from, or notice to, the Grantor.
     Pursuant to the terms of the Entity Governance Documents, each of the undersigned, as a member of the Entity, hereby (a) consents to the pledge by Grantor of the Collateral to Agent as security for the Obligations and agrees that the Entity Governance Documents are hereby amended to permit and reflect the pledge of the Collateral by Grantor to Agent pursuant to the terms and provisions of the Agreement, the Pledge Agreement Addendum and this Consent, (b) instructs the Entity to register the lien created hereunder in the Collateral in the books and records maintained by the Entity, (c) in connection with the exercise by Agent of its rights and remedies under this Consent, consents to the foreclosure or other disposition or assignment of the Equity Interests and Collateral to any person or entity (an “Assignee”) and the substitution of such Assignee as a new member of the Entity, and (d) agrees that no such assignment or substitution and no foreclosure under the Agreement, the Consent or other remedies in respect thereof shall effect a termination or dissolution of the Entity.

     IN WITNESS WHEREOF, the undersigned has executed this Consent, Acknowledgement and Agreement, as an instrument under seal this 1st day of July, 2010.

Entity

TNP SRT NORTHGATE PLAZA TUCSON HOLDINGS, LLC, a Delaware limited liability company

By	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

	By	TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

	By:	/s/ Christopher S. Cameron

Print Name: Christopher S. Cameron
Title: CFO, Secretary
[for Entity]
STATE OF

COUNTY OF

     On                                          , 2010, before me, the undersigned notary public, personally appeared                     , the                      of                     , a                      , proved to me through satisfactory evidence of identification, being (check whichever applies): ☐ driver’s license or other state or federal governmental document bearing a photographic image, ☐ oath or affirmation of a credible witness known to me who knows the above signatory, or ☐ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him/her voluntarily in said capacity and the free act and deed of said                     , for its stated purpose.

Notary Public
Print Name

My Commission Expires

[SEAL]
[Signature Page to Consent to Borrower Pledge Agreement Addendum]

Schedule III
Joinder to
Borrower Pledge and Security Agreement
     This Joinder to Pledge and Security Agreement (this “Agreement”) is dated as of July 6, 2010, by and among TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership having an address of 1900 Main Street, Suite 700, Irvine, California 92614 (“Grantor”), TNP SRT Northgate Plaza Tucson Holdings, LLC, a Delaware limited liability company having an address of 1900 Main Street, Suite 700, Irvine, California 92614 (the “New Grantor”) and KeyBank National Association, a national banking association having a principal place of business at 225 Franklin Street, 18th Floor, Boston, Massachusetts 02110, as agent (in such capacity, “Agent”) for itself and any other lenders who become Lenders under the Credit Agreement (as hereinafter defined) collectively referred to as “Lenders” and each individually referred to as a “Lender”).
Witnesseth That:
     WHEREAS, the Grantor, the Lenders, and the Agent are parties to a certain Credit Agreement dated as of November 12, 2009 (as amended, restated, renewed, replaced, supplemented, extended or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Lenders have extended, and may from time to time hereafter extend, credit to the Grantor from time to time;
     WHEREAS, in connection with the transactions contemplated by Credit Agreement and in order to, inter alia, secure the obligations of the Grantor to the Lenders thereunder and under the Note (as defined in the Credit Agreement), the Grantor executed and delivered to the Agent, for the benefit of the Lenders, that certain Pledge and Security Agreement dated as of November 12, 2009 (as amended, restated, renewed, replaced, supplemented, extended or otherwise modified from time to time, the “Pledge Agreement”);
     WHEREAS, pursuant to the Pledge Agreement, the Grantor has agreed to pledge all of its right, title and interest in and to any Equity Interests (subject to any limitations set forth therein), and to cause any New Grantor to execute a joinder to such Pledge Agreement pursuant to which such New Grantor agrees to pledge, assign, transfer and deliver to the Agent, for the benefit of the Lenders, any and all Equity Interests of such New Grantor in and to any Entity, all as further security for the obligations of the Grantor to the Lenders under the Credit Agreement and the related Loan Documents (as defined in the Credit Agreement);
     WHEREAS, it is a condition to the Lenders’ willingness to continue to provide to the Grantor the financing contemplated by the Credit Agreement that the New Grantor grant to Agent for the benefit of Lenders a security interest in all of their Equity Interests.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:
     1. Definitions. Unless otherwise defined herein, all capitalized terms used herein shall have the identical meanings assigned to them in the Pledge Agreement.
     2. Incorporation by Reference. The foregoing recitals are hereby incorporated by reference as if set forth at length herein.
     3. Joinder. The New Grantor hereby, jointly and severally with the Grantor (or any other New Grantor under any Agreement executed from time to time), assumes, and hereby agrees to perform and observe, each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, appointments, duties and liabilities of a “Grantor” under the Pledge Agreement applicable to it as a “Grantor” under the Pledge Agreement, and agrees to be bound by all of the liabilities and obligations which binds the Grantor under the Pledge Agreement, and agrees fully, completely and timely to perform, comply with and discharge each and all of the covenants, promises, obligations, duties and liabilities of the Grantor under the Pledge Agreement. Therefore, as of the date hereof, the New Grantor hereby joins in the execution of and agrees to be bound by, and is hereby deemed a “Grantor” under and party to, the Pledge Agreement, as a “Grantor” thereunder for all purposes thereof, and in furtherance of and not in limitation of the foregoing, and to secure the payment and performance of all Obligations as defined in the Pledge Agreement as supplemented hereby and by any other Joinder executed from time to time. The New Grantor hereby grants to the Agent for the benefit of itself and the Lenders a security interest in all of the Collateral of the New Grantor on the terms and conditions set forth in the Pledge Agreement as if it were an original signatory thereto and a Grantor thereunder.
     4. References to New Grantor. All references to the term “Grantor” in the Pledge Agreement or in any other document or agreement executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be a reference to, and include, the New Grantor.
     5. Pledge Agreement. As security for the Obligations, the New Grantor does hereby pledge, assign, transfer and deliver to Agent and does hereby grant to Agent a continuing security interest in the Collateral.
     6. Representations and Warranties of the New Grantor. All of the representations, warranties and covenants set forth in the Pledge Agreement are hereby incorporated by reference as if set forth at length herein. Additionally, the New Grantor hereby represents and warrants to the Agent and the Lenders as follows:
     (a) New Grantor is and shall be (i) the sole owner of the Equity Interests (as set forth in the Entity Governance Documents and as described on Exhibit A attached hereto and made a part hereof) and the Collateral free and clear of all pledges, liens, security interests and other encumbrances of every nature whatsoever, except in favor of Agent and (ii) the owner of the Excluded Rights, free and clear of all pledges, liens, security interests and other encumbrances of every nature whatsoever, except in favor of Agent and except as set forth in the provisions of the Permitted Additional Debt Documents and the Entity Governance Documents, copies of which provisions have been delivered to Agent.
     (b) New Grantor has the corporate power and authority to pledge the Collateral and to grant the security interest in the Collateral as herein provided.
     (c) There are no restrictions on the transfer of the Collateral to Agent hereunder or with respect to any subsequent transfer thereof or realization thereupon by Agent.
     (d) The execution, delivery and performance of this Agreement by New Grantor does not and shall not result in the violation of any mortgage, indenture, material contract, instrument, agreement, judgment, decree, order, statute, rule or regulation to which New Grantor is subject or by which it or any of its Entities is bound.
     7. Amendments to Exhibits.
     (a) Exhibit A to the Pledge Agreement is hereby amended and supplemented to add thereto the Equity Interests described and set forth on Exhibit A attached hereto and made a part hereof.

     8. No Further Amendments. Except for the amendments set forth herein or otherwise set forth in any agreement signed by the Agent and the Lenders and dated the date hereof, the Pledge Agreement shall remain unchanged and in full force and effect.
     9. Miscellaneous. (a) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts made and performed in said state. It is intended that this Agreement shall take effect as a sealed instrument.
     (b) This Agreement may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, each of which shall be an original and all of which shall together constitute one and the same agreement. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as an in hand delivery of an original executed counterpart hereof.
*The Next Page is the Signature Page*

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

New Grantor:

TNP SRT NORTHGATE PLAZA TUCSON HOLDINGS, LLC, a Delaware limited liability company

By	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

	By	TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

	By:	/s/ Christopher S. Cameron

Print Name: Christopher S. Cameron
Title: CFO, Secretary

Grantor:

TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

	By:	/s/ Christopher S. Cameron

Print Name: Christopher S. Cameron
Title: CFO, Secretary

Agent:

KeyBank National Association

By	/s/ Christopher T. Neil

Name Christopher T. Neil
Title Senior Relationship Manager

[for New Grantor]
STATE OF

COUNTY OF

     On                      , 20___, before me, the undersigned notary public, personally appeared                     , the                      of                     , a                      , proved to me through satisfactory evidence of identification, being (check whichever applies): ☐ driver’s license or other state or federal governmental document bearing a photographic image, ☐ oath or affirmation of a credible witness known to me who knows the above signatory, or ☐ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him/her voluntarily in said capacity and the free act and deed of said                     , for its stated purpose.

Notary Public
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My Commission Expires

[SEAL]
[for Grantor]
STATE OF

COUNTY OF

     On                      , 20___, before me, the undersigned notary public, personally appeared                     , the                      of TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, proved to me through satisfactory evidence of identification, being (check whichever applies): ☐ driver’s license or other state or federal governmental document bearing a photographic image, ☐ oath or affirmation of a credible witness known to me who knows the above signatory, or ☐ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him/her voluntarily in said capacity and the free act and deed of said limited partnership, for its stated purpose.

Notary Public
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My Commission Expires

[SEAL]

For KeyBank National Association]
COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK
     On                      , 20___, before me, the undersigned notary public, personally appeared Christopher T. Neil, Senior Relationship Manager of KeyBank National Association, a national banking association, proved to me through satisfactory evidence of identification, being (check whichever applies): ☐ driver’s license or other state or federal governmental document bearing a photographic image, ☐ oath or affirmation of a credible witness known to me who knows the above signatory, or ☐ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him/her voluntarily in said capacity and the free act and deed of said bank, for its stated purpose.

Notary Public
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My Commission Expires

[SEAL]

Exhibit A to Joinder Agreement
List of Equity Interests

		Certificate	Nature of	Percentage of
	Jurisdiction of	Number(s)	Equity	Ownership in	Description of any
Name of Entity	Organization	(if any)	Interests	Entity	Excluded Rights
TNP SRT Northgate Plaza Tucson, LLC	Delaware	None	Membership Interests	TNP SRT Northgate Plaza Tucson Holdings, LLC holds 100% of the membership interests in the Entity	(a) with respect to 51% of the membership interests, Voting Rights (to the extent that they are Excluded Rights)

(b) with respect to 49% of the membership interests and the economic interests with respect to all membership interests, there are no Excluded Rights

Consent, Acknowledgement and Agreement of
TNP SRT NORTHGATE PLAZA TUCSON, LLC
     Reference is made to that certain Pledge and Security Agreement dated as of November 12, 2009 by TNP Strategic Retail Operating Partnership, LP (the “Grantor”) to KeyBank National Association (“Agent”), for itself and the Lenders (as defined therein) (as amended, restated and/or modified from time to time, the “Agreement”).
     TNP SRT NORTHGATE PLAZA TUCSON, LLC, a Delaware limited liability company (the “Entity”), hereby consents to the foregoing Amendment and Addendum to Pledge Agreement Joinder, with the express confirmation, warranty and representation that all restrictions on the transfer of the Collateral as set forth in the Entity Governance Documents (if any), have been waived to permit this pledge and grant of security interest and any subsequent foreclosure or other disposition of the Collateral by Agent in accordance with the terms and agreements set forth above, and with the express grant to Agent and any agent of Agent of the power of attorney set forth in Section 10 of the Agreement. Entity represents that it has not opted into Article 8 of the applicable Uniform Commercial Code for the Entity and agrees that the Entity Governance Documents for the Entity shall not be amended to insert such a provision without the prior written consent of Agent. Entity hereby acknowledges receipt of notice of the pledge and collateral assignment of the Collateral effected hereby and hereby agrees to register the Collateral as subject to the security interests and collateral assignments effected hereby. The Grantor has irrevocably authorized the Entity to accept and act upon, and the Entity hereby agrees to accept and act upon, all instructions and directions given by Agent to the Entity with respect to the Collateral in accordance with the Agreement and the Pledge Agreement Addendum without the necessity of further authorization or consent from, or notice to, the Grantor.
     Pursuant to the terms of the Entity Governance Documents, each of the undersigned, as a member of the Entity, hereby (a) consents to the pledge by Grantor of the Collateral to Agent as security for the Obligations and agrees that the Entity Governance Documents are hereby amended to permit and reflect the pledge of the Collateral by Grantor to Agent pursuant to the terms and provisions of the Agreement, the Pledge Agreement Addendum and this Consent, (b) instructs the Entity to register the lien created hereunder in the Collateral in the books and records maintained by the Entity, (c) in connection with the exercise by Agent of its rights and remedies under this Consent, consents to the foreclosure or other disposition or assignment of the Equity Interests and Collateral to any person or entity (an “Assignee”) and the substitution of such Assignee as a new member of the Entity, and (d) agrees that no such assignment or substitution and no foreclosure under the Agreement, the Consent or other remedies in respect thereof shall effect a termination or dissolution of the Entity.

     IN WITNESS WHEREOF, the undersigned has executed this Consent, Acknowledgement and Agreement, as an instrument under seal this 6th day of July, 2010.

Entity

TNP SRT Northgate Plaza Tucson, LLC, a Delaware limited liability company

By:	TNP SRT Northgate Plaza Tucson Holdings, LLC, a Delaware limited liability company

	By	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By	TNP Strategic Retail Trust, Inc., a Maryland corporation, its general partner

		By:	/s/ Christopher S. Cameron

Print Name: Christopher S. Cameron
Title: CFO, Secretary
[for Entity]
STATE OF

COUNTY OF

     On                     , 2010, before me, the undersigned notary public, personally appeared                     , the                      of                     , a                      , proved to me through satisfactory evidence of identification, being (check whichever applies): ☐ driver’s license or other state or federal governmental document bearing a photographic image, ☐ oath or affirmation of a credible witness known to me who knows the above signatory, or ☐ my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him/her voluntarily in said capacity and the free act and deed of said                     , for its stated purpose.

Notary Public
Print Name

My Commission Expires

[SEAL]
[Signature Page to Consent to Addendum to Borrower Pledge Agreement Joinder]